FIDELITY LOW-PRICED STOCK FUND
A FUND OF FIDELITY PURITAN TRUST
SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED SEPTEMBER 29, 1995
The following information replaces the similar information on page 3 under the section entitled "INVESTMENT POLICIES AND LIMITATIONS."
(vi) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

(xi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.














   LPSB-95-1                November 12, 1995